UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8621

Name of Fund: MuniHoldings New Jersey Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        New Jersey Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/03

Date of reporting period: 08/01/02 - 07/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniHoldings New Jersey
                                        Insured Fund, Inc.

Annual Report
July 31, 2003

[LOGO] Merrill Lynch Investment Managers

MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of July 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 3.86%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. Perhaps the most significant development was the conclusion of all-out war in Iraq. Although not especially sensitive to geopolitical events, the municipal market has not been exempt from the general market excitement we have seen since fighting gave way to restructuring in Iraq.

Municipal bond yields rose and fell in response to war fears, equity market uncertainty, sub par economic growth, unemployment and deflation. By the end of July, long-term municipal revenue bond yields stood at 5.4%, as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $200 billion in new long-term tax-exempt bonds during the six-month period ended July 31, 2003, an increase of more than 20% versus the same six months of 2002. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                   Sincerely,


                                                   /s/ Terry K. Glenn

                                                   Terry K. Glenn
                                                   President and Director


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003          3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      As the municipal yield curve grew steeper, we took the opportunity to move further out, selling the Fund's shorter-duration holdings and buying bonds with modestly longer maturities.

Discuss the recent market environment relative to municipal bonds.

Amid considerable interest rate volatility, U.S. Treasury bond yields were higher at 5.35% at the end of July, 2003 than they had been six months earlier. Volatile equity markets, concerns over the Iraqi conflict, and sub par economic growth combined to generally push interest rates lower through June. Bond yields, however, moved sharply higher in July in response to more positive business activity, especially continued strong homes sales and improving employment trends.

Long-term tax-exempt bond yields also rose over the six months ended July 31, 2003, although to a lesser extent than U.S. Treasury obligations. Yield volatility was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide geopolitical pressures on a daily and weekly basis. By the end of July, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.4%.

The municipal market outperformed the U.S. Treasury market over the past six months, despite a dramatic increase in new bond issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. The monthly issuance for July 2003, at almost $30 billion, represented the largest amount of tax-exempt bonds ever sold in the month of July. Historically low interest rates over the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-coupon issues. Current estimates for 2003 municipal bond new issuance are approximately $350 billion, similar to 2002's record high issuance.

A number of factors continue to foster strong investor demand for municipal bonds. Tax-exempt money market rates have remained below 1% for much of this year, forcing investors to invest in longer maturities to generate desired levels of coupon income. In July and August 2003, investors are expected to receive approximately $60 billion in coupon income, bond maturities and the proceeds from early redemptions. We believe much of these proceeds are likely to be reinvested in the municipal market.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of July 2003, tax-exempt bond yields were 85% - 93% of comparable U.S. Treasury issues, well in excess of their historic average of 82% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. We expect the tax-exempt market's favorable technical position to remain stable in the near term, therefore, an increase in bond issuance during the remainder of 2003 is not likely to significantly impact the municipal bond market's performance.

While many investors are concerned about how economic growth might affect bond prices and yield, we believe moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products have enjoyed.

What developments in the state of New Jersey affected the Fund?

During the year, New Jersey maintained credit ratings of AA, Aa2 and AA from Standard & Poor's, Moody's and Fitch, respectively. While Standard & Poor's outlook is stable, those of Moody's and Fitch remain negative. The Fund maintained negligible exposure to uninsured state-backed bonds; hence, performance was virtually unaffected by the potential rating downgrades.

For its fiscal year ended June 30, 2003, the state faced another budget shortfall. The gap was closed through several initiatives, including the securitization of New Jersey's remaining tobacco settlement and a restructuring of the corporate business tax (CBT). The changes to the CBT resulted in permanent revenue, thereby enhancing the state's structural stability. In addition, state spending was controlled in fiscal year 2003, remaining comparable to 2002 spending levels.

Although the adopted budget for fiscal year 2004 is not structurally balanced, it has grown only 1.6% since fiscal year 2003. On the revenue side, the state increased taxes and fees in several areas, including the casino industry and the cigarette tax. On the expense side, initiatives included reducing the New Jersey Saver property tax rebates and the state's pension contribution.

The state's budget shortfalls caused increased issuance of New Jersey bonds. While supply was up throughout the country, New Jersey's rate of issuance was more than double the national rate of issuance this year, resulting in some underperformance relative to national municipal bonds.


4       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

From a political and judicial perspective, the New Jersey Supreme Court affirmed the constitutional validity of non-voter approved contract debt (that is, the payment of principal and interest is subject to the state making annual appropriations). Economically, New Jersey is one of the wealthiest states in the nation with high personal income levels and strong housing price appreciation.

How did the Fund perform during the fiscal year?

For the year ended July 31, 2003, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. had a net annualized yield of 6.20%, based on a year-end per share net asset value of $14.46 and $.897 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.32%, based on a change in per share net asset value from $14.90 to $14.46, and assuming reinvestment of $.894 per share ordinary income dividends.

For the six-month period ended July 31, 2003, the total investment return on the Fund's Common Stock was -.73%, based on a change in per share net asset value from $15.03 to $14.46, and assuming reinvestment of $.456 per share ordinary income dividends.

For the six-month period ended July 31, 2003, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, .83%; Series B, .92%; Series C, .96%; Series D, .85%; and Series E, .89%.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the fiscal year?

The most significant change in terms of the structure of the portfolio had to do with the shape of the yield curve. As the yield curve grew steeper during the fiscal period, we took the opportunity to move further out on the curve, selling the Fund's shorter-duration holdings and buying bonds with longer maturities in an effort to realize profits and reinvest at attractive market rates. In many cases, the shorter holdings were advance-refunded bonds or the proceeds from early retirement of securities. We liquidated some of our advance-refunded bonds, which generally are refunded prior to maturity as issuers attempt to take advantage of lower interest rates. When a bond is refinanced ahead of its call date, the original bonds are secured by an escrow account that typically is invested in Treasury securities. Because many of these bonds experienced a sharp rise in value during the period, we liquidated those holdings and reinvested the proceeds in longer-term bonds. The goal was to lock in profits rather than remain subject to wherever interest rates might be on those bonds' scheduled call dates. To some extent, the strategies we employed increased the portfolio's interest rate sensitivity.

During the period, the Fund's borrowing costs declined to a range of .75% - ..95%. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At the close of the period, the Fund had approximately 83% of its assets in insured paper. At this time, the Fund is positioned somewhat more aggressively than its peers. We will continue to look for periods of market strength to reduce the Fund's interest rate sensitivity and position the portfolio more defensively.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

August 13, 2003


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003          5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                     S&P       Moody's   Face
State                Ratings+  Ratings+  Amount   Municipal Bonds                                                             Value
===================================================================================================================================
New Jersey--146.6%   AAA       Aaa      $ 1,875   Atlantic Highlands, New Jersey, Highland Regional Sewer                   $ 1,985
                                                  Authority, Sewer Revenue Refunding Bonds, 5.50% due 1/01/2020 (b)
                     --------------------------------------------------------------------------------------------------------------
                                                  Bayonne, New Jersey, Municipal Utilities Authority, Water System
                                                  Revenue Bonds, Series B (g):
                     NR*       Aaa        1,335       4.50% due 4/01/2028                                                     1,195
                     NR*       Aaa        2,440       4.75% due 4/01/2033                                                     2,257
                     --------------------------------------------------------------------------------------------------------------
                                                  Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                  Bonds (c):
                     AAA       Aaa        1,540       5.50% due 9/01/2010 (e)                                                 1,731
                     AAA       Aaa        2,635       5.375% due 9/01/2019                                                    2,749
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Aaa          430   Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024 (d)           466
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa        6,210   Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                                  Revenue Bonds, Series A, 5.25% due 10/01/2017 (c)                           6,481
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa        2,005   Delaware River and Bay Authority Revenue Bonds, Series A, 5.625%
                                                  due 1/01/2018 (a)                                                           2,150
                     --------------------------------------------------------------------------------------------------------------
                                                  Delaware River Port Authority of Pennsylvania and New Jersey
                                                  Revenue Bonds (c):
                     AAA       Aaa        5,000       5.50% due 1/01/2012                                                     5,460
                     AAA       Aaa        6,000       5.625% due 1/01/2013                                                    6,576
                     AAA       Aaa          500       5.75% due 1/01/2015                                                       549
                     AAA       Aaa        4,865       6% due 1/01/2018                                                        5,387
                     AAA       Aaa        5,525       6% due 1/01/2019                                                        6,089
                     AAA       Aaa        2,425       (Port District Project), Series B, 5.625% due 1/01/2026                 2,518
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa        7,895   East Orange, New Jersey, Board of Education, COP, 5.50%
                                                  due 8/01/2012 (c)                                                           8,779
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Aaa        1,000   East Orange, New Jersey, Water Utility, GO, Refunding, 5.70%
                                                  due 6/15/2022 (a)                                                           1,054
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Aaa        4,000   Essex County, New Jersey, Improvement Authority, Lease Revenue
                                                  Bonds (Correctional Facility Project), 6% due 10/01/2025 (b)                4,340
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa        3,300   Essex County, New Jersey, Improvement Authority, Lease Revenue
                                                  Refunding Bonds (County Jail and Youth House Project), 5.35%
                                                  due 12/01/2024 (a)                                                          3,341
                     --------------------------------------------------------------------------------------------------------------
                                                  Essex County, New Jersey, Improvement Authority Revenue Bonds,
                                                  Series A (b):
                     NR*       Aaa        3,890       4.50% due 10/01/2023                                                    3,595
                     NR*       Aaa        4,400       5% due 10/01/2028                                                       4,329
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa        2,705   Essex County, New Jersey, Improvement Authority, Utility System
                                                  Revenue Bonds (East Orange Franchise), 6% due 7/01/2018 (d)                 3,008
                     --------------------------------------------------------------------------------------------------------------
                                                  Garden State Preservation Trust, New Jersey, Capital Appreciation
                                                  Revenue Bonds (c):
                     AAA       Aaa        5,750       Series A, 5% due 11/01/2020                                             5,814
                     AAA       Aaa        9,000       Series B, 5.12%** due 11/01/2023                                        2,970
                     AAA       Aaa       10,000       Series B, 5.20%** due 11/01/2025                                        2,958
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa        1,500   Hoboken, New Jersey, Parking Authority, Parking Revenue Bonds,
                                                  Series A, 5.30% due 5/01/2011 (a)(e)                                        1,678

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
RIB      Residual Interest Bonds


6       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                    S&P       Moody's   Face
State               Ratings+  Ratings+  Amount   Municipal Bonds                                                             Value
===================================================================================================================================
New Jersey          AAA       Aaa       $  765   Jersey City, New Jersey, GO, Refunding, Quality School, Series A,
(continued)                                      5.375% due 9/01/2017 (c)                                                   $   808
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        5,250   Lafayette Yard, New Jersey, Community Development Revenue Bonds
                                                 (Hotel/Conference Center Project--Trenton), 6%
                                                 due 4/01/2010 (d)(e)                                                         6,066
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa          825   Lopatcong Township, New Jersey, Board of Education, GO, 5.70%
                                                 due 7/15/2010 (c)(e)                                                           936
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,000   Marlboro Township, New Jersey, Board of Education, GO, 5.25%
                                                 due 7/15/2017 (c)                                                            1,043
                    ---------------------------------------------------------------------------------------------------------------
                                                 Middlesex County, New Jersey, COP (d):
                    AAA       Aaa        1,375       5.50% due 8/01/2016                                                      1,477
                    AAA       Aaa        1,550       5.25% due 6/15/2023                                                      1,570
                    ---------------------------------------------------------------------------------------------------------------
                                                 Middlesex County, New Jersey, Improvement Authority, Lease
                                                 Revenue Bonds (Educational Services Commission Projects):
                    AAA       Aa1        3,970       5.70% due 7/15/2020                                                      4,262
                    AAA       Aa1        5,270       6% due 7/15/2025                                                         5,716
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa          500   Middlesex County, New Jersey, Improvement Authority Revenue Bonds
                                                 (Senior Citizens Housing Project), AMT, 5.50% due 9/01/2030 (a)                514
                    ---------------------------------------------------------------------------------------------------------------
                                                 Monmouth County, New Jersey, Improvement Authority, Revenue
                                                 Refunding Bonds (a):
                    AAA       Aaa        1,540       5.35% due 12/01/2017                                                     1,624
                    AAA       Aaa        1,470       5.375% due 12/01/2018                                                    1,545
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        1,000   Monroe Township, New Jersey, Municipal Utilities Authority,
                                                 Middlesex County Revenue Refunding Bonds, 5.25% due 2/01/2016 (b)            1,050
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,304   Mount Laurel Township, New Jersey, Board of Education, GO, 5.60%
                                                 due 8/01/2019 (b)                                                            2,447
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,000   New Jersey Building Authority, State Building Revenue Bonds,
                                                 Series A, 5.25% due 12/15/2019 (c)                                           1,034
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        5,000   New Jersey EDA, Lease Revenue Bonds (University of Medicine and
                                                 Dentistry--International Center for Public Health Project), 6%
                                                 due 6/01/2032 (a)                                                            5,443
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds,
                                                 AMT (d):
                    AAA       Aaa       18,920       (NUI Corporation Projects), Series A, 5.70% due 6/01/2032               19,638
                    NR*       Aaa        3,155       RIB, Series 161, 10.24% due 6/01/2032 (f)                                3,394
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth
                                                 Development Company Project) (b):
                    AAA       Aaa        1,430       5.60% due 10/15/2019                                                     1,519
                    AAA       Aaa        1,000       5.60% due 10/15/2026                                                     1,035
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       NR*        4,580   New Jersey EDA, Revenue Bonds, DRIVERS, Series 219, 10.92%
                                                 due 5/01/2016 (c)(f)                                                         5,674
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey EDA, School Facilities Construction Revenue Bonds,
                                                 Series A (a):
                    AAA       Aaa        7,000       5.25% due 6/15/2017                                                      7,302
                    AAA       Aaa        7,200       5.25% due 6/15/2018                                                      7,464
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                                 Projects) (a):
                    AAA       Aaa        3,000       6% due 6/15/2015                                                         3,363
                    AAA       Aaa        4,620       6.25% due 6/15/2020                                                      5,227
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,100   New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                                 (American Water), AMT, Series B, 5.125% due 4/01/2022 (a)                    4,083
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey Health Care Facilities Financing Authority Revenue
                                                 Bonds:
                    AAA       Aaa        2,820       (Society of the Valley Hospital), 5.375% due 7/01/2025 (a)               2,845
                    NR*       Baa2       3,135       (Somerset Medical Center), 5.50% due 7/01/2033                           2,935
                    NR*       Baa1       5,440       (South Jersey Hospital), 6% due 7/01/2026                                5,469
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey Health Care Facilities Financing Authority, Revenue
                                                 Refunding Bonds:
                    AAA       Aaa        4,000       (AHS Hospital Corporation), Series A, 6% due 7/01/2013 (a)               4,534
                    A-        A3         1,455       (Atlantic City Medical Center), 6.25% due 7/01/2017                      1,552
                    A-        A3         3,500       (Atlantic City Medical Center), 5.75% due 7/01/2025                      3,573
                    BBB+      NR*        1,775       (Holy Name Hospital), 6% due 7/01/2025                                   1,784
                    AAA       Aaa        1,000       (Meridian Health System Obligation Group), 5.375%
                                                     due 7/01/2024 (c)                                                        1,017
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,400   New Jersey Sports and Exposition Authority, State Contract
                                                 Revenue Bonds, Series A, 6% due 3/01/2013 (d)                                2,703
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        7,500   New Jersey State Educational Facilities Authority, Higher
                                                 Education, Capital Improvement Revenue Bonds, Series A, 5.125%
                                                 due 9/01/2022 (a)                                                            7,567


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003          5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                    S&P       Moody's   Face
State               Ratings+  Ratings+  Amount   Municipal Bonds                                                             Value
===================================================================================================================================
New Jersey                                       New Jersey State Educational Facilities Authority Revenue Bonds
(continued)                                      (Capital Improvement Fund), Series A (c):
                    AAA       Aaa      $ 8,905       5.75% due 9/01/2017                                                    $ 9,744
                    AAA       Aaa        9,420       5.75% due 9/01/2018                                                     10,266
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Educational Facilities Authority, Revenue
                                                 Refunding Bonds:
                    AAA       Aaa        2,375       (Rowan University), Series C, 5.25% due 7/01/2017 (b)                    2,485
                    AAA       Aaa        2,820       (Rowan University), Series C, 5.25% due 7/01/2018 (b)                    2,934
                    AAA       Aaa        2,635       (Rowan University), Series C, 5.25% due 7/01/2019 (b)                    2,726
                    AAA       Aaa        4,000       (University of Medicine and Dentistry), Series B, 5.25%
                                                     due 12/01/2017 (a)                                                       4,176
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Highway Authority, Garden State Parkway General
                                                 Revenue Refunding Bonds (e):
                    AAA       Aaa        3,200       5.75% due 1/01/2010 (b)                                                  3,636
                    AAA       Aaa        5,085       Senior Parkway, 5.25% due 1/01/2012                                      5,570
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                 Revenue Bonds (d):
                    AAA       Aaa        1,555       AMT, Series M, 6.95% due 10/01/2022                                      1,608
                    AAA       Aaa        1,670       AMT, Series M, 7% due 10/01/2026                                         1,682
                    AAA       Aaa        1,000       AMT, Series U, 5.60% due 10/01/2012                                      1,031
                    AAA       Aaa        2,820       AMT, Series U, 5.65% due 10/01/2013                                      2,896
                    AAA       Aaa        3,000       AMT, Series U, 5.75% due 4/01/2018                                       3,086
                    AAA       Aaa        2,320       AMT, Series U, 5.85% due 4/01/2029                                       2,370
                    AAA       Aaa        2,255       Series L, 6.65% due 10/01/2014                                           2,333
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                 Revenue Refunding Bonds, AMT, Series S (d):
                    AAA       Aaa        2,440       5.95% due 10/01/2017                                                     2,524
                    AAA       Aaa          790       6.05% due 10/01/2028                                                       813
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        5,000   New Jersey State Transit Corporation, COP (Federal Transit
                                                 Administration Grants), Series A, 6.125% due 9/15/2009 (a)(e)                5,822
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Transportation Trust Fund Authority,
                                                 Transportation System Revenue Bonds:
                    AA-       Aa3        7,500       Series A, 6% due 6/15/2010 (e)                                           8,631
                    AAA       Aaa        2,000       Series A, 5% due 6/15/2015 (c)                                           2,069
                    AAA       NR*       10,000       Series A, 5.25% due 6/15/2015 (d)                                       10,580
                    AA-       Aa3       12,600       Series C, 5.50% due 6/15/2019                                           13,216
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       15,075   New Jersey State Transportation Trust Fund Authority,
                                                 Transportation System Revenue Refunding Bonds, Series B, 6%
                                                 due 12/15/2011 (d)(e)                                                       17,492
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        6,225   New Jersey State Turnpike Authority, Turnpike Revenue Bonds,
                                                 Series A, 5% due 1/01/2030 (a)                                               6,135
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                 Bonds (d):
                    AAA       Aaa       20,000       Series A, 5.75% due 1/01/2019                                           21,643
                    AAA       Aaa        5,520       Series C, 6.50% due 1/01/2016                                            6,546
                    ---------------------------------------------------------------------------------------------------------------
                                                 North Bergen Township, New Jersey, Board of Education, COP (c):
                    NR*       Aaa        1,250       5% due 12/15/2018                                                        1,274
                    NR*       Aaa        1,000       6% due 12/15/2019                                                        1,110
                    NR*       Aaa        1,580       6.25% due 12/15/2020                                                     1,790
                    NR*       Aaa        1,680       6.25% due 12/15/2021                                                     1,891
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        3,035   Orange Township, New Jersey, Municipal Utility and Lease, GO,
                                                 Refunding, Series C, 5.10% due 12/01/2017 (d)                                3,126
                    ---------------------------------------------------------------------------------------------------------------
                                                 Passaic County, New Jersey, GO, Refunding (c):
                    NR*       Aaa        2,360       5.25% due 6/01/2015                                                      2,514
                    NR*       Aaa        2,350       5.25% due 6/01/2016                                                      2,484


8       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                    S&P       Moody's   Face
State               Ratings+  Ratings+  Amount   Municipal Bonds                                                             Value
===================================================================================================================================
New Jersey                                       Paterson, New Jersey, Public School District, COP (d):
(concluded)         NR*       Aaa      $ 1,980       6.125% due 11/01/2015                                                  $ 2,254
                    NR*       Aaa        2,000       6.25% due 11/01/2019                                                     2,266
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,000   Salem County, New Jersey, Industrial Pollution Control Financing
                                                 Authority, Revenue Refunding Bonds (Public Service Electric &
                                                 Gas), Series C, 5.55% due 11/01/2033 (d)                                     2,049
                    ---------------------------------------------------------------------------------------------------------------
                                                 South Jersey Port Corporation of New Jersey Revenue Refunding
                                                 Bonds:
                    A         NR*        3,750       4.50% due 1/01/2015                                                      3,649
                    A         NR*        1,920       4.50% due 1/01/2016                                                      1,847
                    A         NR*        1,500       5% due 1/01/2026                                                         1,432
                    A         NR*        2,000       5.10% due 1/01/2033                                                      1,918
                    ---------------------------------------------------------------------------------------------------------------
                                                 Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                 Bonds:
                    A-        Baa2       7,640       6.75% due 6/01/2039                                                      6,759
                    A-        Baa2       7,820       7% due 6/01/2041                                                         7,105
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,325   Trenton, New Jersey, Parking Authority, Parking Revenue Bonds,
                                                 DRIVERS, Series 221, 10.76% due 4/01/2010 (b)(e)(f)                          5,651
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,740   University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                                 Series A, 5.50% due 12/01/2027 (a)                                           4,969
                    ---------------------------------------------------------------------------------------------------------------
                                                 West Deptford Township, New Jersey, GO (b):
                    NR*       Aaa        4,170       5.625% due 9/01/2026                                                     4,392
                    NR*       Aaa        4,410       5.625% due 9/01/2027                                                     4,642
                    NR*       Aaa        3,615       5.625% due 9/01/2028                                                     3,800
                    NR*       Aaa        4,940       5.625% due 9/01/2029                                                     5,191
                    ---------------------------------------------------------------------------------------------------------------
                                                 West Orange, New Jersey, Board of Education, COP (d):
                    NR*       Aaa        2,040       5.75% due 10/01/2014                                                     2,258
                    NR*       Aaa        3,615       6% due 10/01/2024                                                        3,939
===================================================================================================================================
New York--8.7%      AAA       Aaa        4,750   Port Authority of New York and New Jersey, Consolidated Revenue
                                                 Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2019 (b)                  4,862
                    ---------------------------------------------------------------------------------------------------------------
                                                 Port Authority of New York and New Jersey, Special Obligation
                                                 Revenue Bonds, AMT (d):
                    AAA       NR*        2,375       DRIVERS, Series 192, 10.39% due 12/01/2025 (f)                           2,520
                    AAA       Aaa        1,500       (JFK International Air Terminal), Series 6, 6.25%
                                                     due 12/01/2015                                                           1,658
                    NR*       Aaa        2,165       (JFK International Air Terminal LLC), RIB, Series 157, 10.34%
                                                     due 12/01/2022 (f)                                                       2,329
                    AAA       Aaa       13,500       (Special Project--JFK International Air Terminal), Series 6,
                                                     6.25% due 12/01/2011                                                    15,020
===================================================================================================================================
Pennsylvania--1.5%  A-        A2         4,630   Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge
                                                 Revenue Refunding Bonds, 5% due 7/01/2028                                    4,442
===================================================================================================================================
Puerto Rico--7.9%                                Puerto Rico Electric Power Authority, Power Revenue Bonds:
                    AAA       Aaa       10,000       Series HH, 5.25% due 7/01/2029 (c)                                      10,116
                    AAA       Aaa        2,355       Series X, 5.50% due 7/01/2025 (d)                                        2,458
                    ---------------------------------------------------------------------------------------------------------------
                                                 Puerto Rico Industrial, Tourist, Educational, Medical and
                                                 Environmental Control Facilities Revenue Bonds, Series A:
                    AAA       Aaa        1,780       (Hospital Auxilio Mutuo Obligation Group), 6.25%
                                                     due 7/01/2024 (d)                                                        1,900
                    AA        Aa2        1,750       (Hospital de la Concepcion), 6.50% due 11/15/2020                        1,921
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        7,120   Puerto Rico Public Financing Corporation Revenue Bonds
                                                 (Commonwealth Appropriation), Series A, 5.50% due 8/01/2019 (d)              7,639
                    ---------------------------------------------------------------------------------------------------------------
                                                 Total Municipal Bonds (Cost--$482,772)--164.7%                             500,861
                    ===============================================================================================================


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003          9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                      Shares
                                      Held     Short-Term Investments                                                        Value
===================================================================================================================================
                                       1,009   CMA New Jersey Municipal Money Fund (h)                                     $  1,009
                    ---------------------------------------------------------------------------------------------------------------
                                               Total Short-Term Investments (Cost--$1,009)--0.3%                              1,009
===================================================================================================================================
                    Total Investments (Cost--$483,781)--165.0%                                                              501,870

                    Other Assets Less Liabilities--1.7%                                                                       5,263

                    Preferred Stock, at Redemption Value--(66.7%)                                                          (203,007)
                                                                                                                           --------
                    Net Assets Applicable to Common Stock--100.0%                                                          $304,126
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2003.
(g)   XL Capital Insured.
(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA New Jersey
       Municipal Money Fund                                 1,009         $12
      --------------------------------------------------------------------------

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Ratings of issues shown are unaudited.

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of July 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................      86.6%
AA/Aa ............................................................       4.8
A/A ..............................................................       6.4
BBB/Baa ..........................................................       2.0
NR (Not Rated) ...................................................       0.2
--------------------------------------------------------------------------------


10      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

Statement of Net Assets

As of July 31, 2003

========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$483,780,795) ............                      $ 501,870,390
                   Cash .............................................................                             10,829
                   Receivables:
                      Interest ......................................................    $   5,773,701
                      Dividends from affiliates .....................................                8         5,773,709
                                                                                         -------------
                   Prepaid expenses .................................................                              9,459
                                                                                                           -------------
                   Total assets .....................................................                        507,664,387
                                                                                                           -------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Investment adviser ............................................          232,769
                      Dividends to Common Stock shareholders ........................          225,353
                      Other affiliates ..............................................            3,987           462,109
                                                                                         -------------
                   Accrued expenses .................................................                             68,809
                                                                                                           -------------
                   Total liabilities ................................................                            530,918
                                                                                                           -------------
========================================================================================================================
Preferred Stock
------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.10 per share
                     (1,360 Series A shares, 1,360 Series B shares, 2,400 Series
                     C shares, 1,880 Series D shares and 1,120 Series E shares of
                     AMPS* issued and outstanding at $25,000 per share liquidation
                     preference) ....................................................                        203,007,469
                                                                                                           -------------
========================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock ............................                      $ 304,126,000
                                                                                                           =============
========================================================================================================================
Analysis of Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share (21,038,614 shares issued
                   and outstanding) .................................................                      $   2,103,861
                   Paid-in capital in excess of par .................................                        316,254,529
                   Undistributed investment income--net .............................    $   4,671,930
                   Accumulated realized capital losses on investments--net ..........      (36,993,915)
                   Unrealized appreciation on investments--net ......................       18,089,595
                                                                                         -------------
                   Total accumulated losses--net ....................................                        (14,232,390)
                                                                                                           -------------
                   Total--Equivalent to $14.46 net asset value per share of Common
                   Stock (market price--$13.59) .....................................                      $ 304,126,000
                                                                                                           =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003         11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended July 31, 2003

========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                   Interest .........................................................                      $  26,334,740
                   Dividends from affiliates ........................................                             12,090
                                                                                                           -------------
                   Total income .....................................................                         26,346,830
                                                                                                           -------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .........................................    $   2,882,461
                   Commission fees ..................................................          517,289
                   Accounting services ..............................................          171,765
                   Transfer agent fees ..............................................           88,058
                   Professional fees ................................................           83,078
                   Directors' fees and expenses .....................................           37,413
                   Printing and shareholder reports .................................           35,626
                   Custodian fees ...................................................           29,554
                   Listing fees .....................................................           28,965
                   Pricing fees .....................................................           22,271
                   Other ............................................................           49,438
                                                                                         -------------
                   Total expenses before waiver and reimbursement ...................        3,945,918
                   Waiver and reimbursement of expenses .............................         (242,251)
                                                                                         -------------
                   Total expenses after waiver and reimbursement ....................                          3,703,667
                                                                                                           -------------
                   Investment income--net ...........................................                         22,643,163
                                                                                                           -------------
========================================================================================================================
Realized & Unrealized Loss on Investments--Net
------------------------------------------------------------------------------------------------------------------------
                   Realized loss on investments--net ................................                         (1,721,743)
                   Change in unrealized appreciation on investments--net ............                         (9,536,846)
                                                                                                           -------------
                   Total realized and unrealized loss on investments--net ...........                        (11,258,589)
                                                                                                           -------------
========================================================================================================================
Dividends to Preferred Stock Shareholders
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................                         (1,964,923)
                                                                                                           -------------
                   Net Increase in Net Assets Resulting from Operations .............                      $   9,419,651
                                                                                                           =============

      See Notes to Financial Statements.


12      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                     July 31,
                                                                                         -------------------------------
Increase (Decrease) in Net Assets:                                                            2003              2002
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................    $  22,643,163     $  22,385,498
                   Realized gain (loss) on investments--net .........................       (1,721,743)          913,120
                   Change in unrealized appreciation on investments--net ............       (9,536,846)        5,534,667
                   Dividends to Preferred Stock shareholders ........................       (1,964,923)       (3,057,485)
                                                                                         -------------------------------
                   Net increase in net assets resulting from operations .............        9,419,651        25,775,800
                                                                                         -------------------------------
========================================================================================================================
Dividends to Common Stock Shareholders
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................      (18,808,521)      (18,173,596)
                                                                                         -------------------------------
                   Net decrease in net assets resulting from dividends to Common
                   Stock shareholders ...............................................      (18,808,521)      (18,173,596)
                                                                                         -------------------------------
========================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets applicable to Common Stock       (9,388,870)        7,602,204
                   Beginning of year ................................................      313,514,870       305,912,666
                                                                                         -------------------------------
                   End of year* .....................................................    $ 304,126,000     $ 313,514,870
                                                                                         ===============================
                      * Undistributed investment income--net ........................    $   4,671,930     $   2,804,638
                                                                                         ===============================

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003         13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                               For the Year Ended July 31,
                                                                         ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    2003      2002       2001      2000         1999
=============================================================================================================================
Per Share Operating Performance@@
-----------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year .................  $14.90     $14.54     $13.14   $  14.47     $  15.09
                                                                         ----------------------------------------------------
                   Investment income--net .............................    1.08+      1.06+      1.08       1.07         1.13
                   Realized and unrealized gain (loss) on
                   investments--net ...................................    (.54)       .31       1.39      (1.27)        (.58)
                   Dividends and distributions to Preferred
                   Stock shareholders:
                      Investment income--net ..........................    (.09)      (.15)      (.34)      (.35)        (.30)
                      Realized gain on investments--net ...............      --         --         --         --         (.02)
                      Capital write-off resulting from issuance
                      of Preferred Stock ..............................      --         --         --@        --           --
                                                                         ----------------------------------------------------
                   Total from investment operations ...................     .45       1.22       2.13       (.55)         .23
                                                                         ----------------------------------------------------
                   Less dividends and distributions to Common
                   Stock shareholders:
                      Investment income--net ..........................    (.89)      (.86)      (.73)      (.78)        (.81)
                      Realized gain on investments--net ...............      --         --         --         --         (.01)
                      In excess of realized gain on investments--net ..      --         --         --         --         (.03)
                                                                         ----------------------------------------------------
                   Total dividends and distributions to Common
                   Stock shareholders .................................    (.89)      (.86)      (.73)      (.78)        (.85)
                                                                         ----------------------------------------------------
                   Capital write-off resulting from issuance of
                   Common Stock .......................................      --         --         --@        --           --
                                                                         ----------------------------------------------------
                   Net asset value, end of year .......................  $14.46     $14.90     $14.54   $  13.14     $  14.47
                                                                         ====================================================
                   Market price per share, end of year ................  $13.59     $14.24     $12.64   $11.6875     $13.4375
                                                                         ====================================================
=============================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------
                   Based on market price per share ....................    1.61%     20.01%     14.60%     (7.13%)      (7.44%)
                                                                         ====================================================
                   Based on net asset value per share .................    3.32%      9.16%     17.26%     (3.04%)       1.56%
                                                                         ====================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of waiver and reimbursement
                      and excluding reorganization expenses** .........    1.15%      1.19%      1.18%      1.27%        1.22%
                                                                         ====================================================
                   Total expenses, net of waiver and reimbursement** ..    1.15%      1.22%      1.18%      1.55%        1.22%
                                                                         ====================================================
                   Total expenses** ...................................    1.23%      1.29%      1.29%      1.67%        1.31%
                                                                         ====================================================
                   Total investment income--net** .....................    7.05%      7.32%      7.72%      8.52%        7.32%
                                                                         ====================================================
                   Amount of dividends to Preferred Stock shareholders      .61%      1.00%      2.43%      2.96%        1.93%
                                                                         ====================================================
                   Investment income--net, to Common Stock shareholders    6.44%      6.32%      5.29%      5.56%        5.39%
                                                                         ====================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
-----------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of waiver and reimbursement
                     and excluding reorganization expenses ............     .71%       .72%       .69%       .72%         .75%
                                                                         ====================================================
                   Total expenses, net of waiver and reimbursement ....     .71%       .73%       .69%       .88%         .75%
                                                                         ====================================================
                   Total expenses .....................................     .75%       .78%       .76%       .94%         .80%
                                                                         ====================================================
                   Total investment income--net .......................    4.32%      4.40%      4.53%      4.81%        4.48%
                                                                         ====================================================


14      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                       For the Year Ended July 31,
                                                               --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2003        2002        2001        2000        1999
=======================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders        .97%       1.51%       3.46%       3.84%       3.04%
                                                               ========================================================
=======================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock,
                   end of year (in thousands) ..............   $304,126    $313,515    $305,913    $234,135    $101,300
                                                               ========================================================
                   Preferred Stock outstanding, end of year
                   (in thousands) ..........................   $203,000    $203,000    $203,000    $175,000    $ 68,000
                                                               ========================================================
                   Portfolio turnover ......................      28.89%      20.05%      55.60%     100.11%      64.93%
                                                               ========================================================
=======================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 ...............   $  2,498    $  2,544    $  2,507    $  2,338    $  2,490
                                                               ========================================================
=======================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
----------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net ........   $    233    $    356    $    830    $    896    $    763
                                                               ========================================================
                   Series B--Investment income--net ........   $    240    $    381    $    872    $    898    $    766
                                                               ========================================================
                   Series C--Investment income--net ........   $    247    $    389    $    871    $    439          --
                                                               ========================================================
                   Series D--Investment income--net ........   $    240    $    363    $    901    $    418          --
                                                               ========================================================
                   Series E--Investment income--net ........   $    247    $    393    $    310          --          --
                                                               ========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

**    Do not reflect the effect of dividends to Preferred Stock shareholders.

+     Based on average shares outstanding.

++    The Fund's Preferred Stock was issued on October 19, 1998 (Series A and
      B), March 6, 2000 (Series C and D) and March 5, 2001 (Series E).

@     Amount is less than $(.01) per share.

@@ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003         15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Forward interest rate swaps are valued by quoted fair values received daily by the Fund from the counterparty. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


16      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $2,427 has been reclassified between undistributed net investment income and paid-in capital in excess of par. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2003, FAM earned fees of $2,882,461, of which $232,420 was waived. For the year ended July 31, 2003, FAM reimbursed the Fund in the amount of $9,831.

For the year ended July 31, 2003, the Fund reimbursed FAM $12,050 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2003 were $148,736,412 and $148,714,628, respectively.

Net realized gains (losses) for the year ended July 31, 2003 and net unrealized gains as of July 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $ 4,232,553         $18,089,595
Financial futures contracts .............         (5,954,296)                 --
                                                 -------------------------------
Total ...................................        $(1,721,743)        $18,089,595
                                                 ===============================

As of July 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $18,116,874, of which $21,449,373 related to appreciated securities and $3,332,499 related to depreciated securities. The aggregate cost of investments at July 31, 2003 for Federal income tax purposes was $483,753,516.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2003 were as follows: Series A, .70%; Series B, .65%; Series C, .80%; Series D, .65% and Series E, .60%.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003         17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $256,317 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.076000 per share on August 28, 2003 to shareholders of record on August 15, 2003.

The tax character of distributions paid during the fiscal years ended July 31, 2003 and July 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  7/31/2003           7/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $20,773,444         $21,231,081
                                                 -------------------------------
Total distributions ....................         $20,773,444         $21,231,081
                                                 ===============================

As of July 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  4,644,652
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           4,644,652
Capital loss carryforward ...............................         (35,564,591)*
Unrealized gains--net ...................................          16,687,549**
                                                                 ------------
Total accumulated losses--net ...........................        $(14,232,390)
                                                                 ============

* On July 31, 2003, the Fund had a net capital loss carryforward of $35,564,591, of which $2,713,832 expires in 2006, $4,022,894 expires in
      2007, $1,794,104 expires in 2008, $26,797,867 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.


18      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

Report of Independent Auditors

To the Shareholders and Board of Directors,
MuniHoldings New Jersey Insured Fund, Inc.

We have audited the accompanying statement of net assets of MuniHoldings New Jersey Insured Fund, Inc., including the schedule of investments, as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund, Inc. at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP

MetroPark, New Jersey
September 5, 2003

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniHoldings New Jersey Insured Fund, Inc. during its taxable year ended July 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Managed Dividend Policy (unaudited)

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003         19

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis


20      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003
of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003         21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                         Number of
                                                                                                         Portfolios in Other Public
                                Position(s) Length                                                       Fund Complex  Directorships
                                Held        of Time                                                      Overseen by   Held by
Name             Address & Age  with Fund   Served   Principal Occupation(s) During Past 5 Years         Director      Director
====================================================================================================================================
        Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*  P.O. Box 9011  President   1999 to  President and Chairman of Merrill Lynch Investment  118 Funds     None
                 Princeton, NJ  and         present  Managers, L.P. ("MLIM")/Fund Asset Management, L.P. 163 Portfolios
                 08543-9011     Director    and      ("FAM")--Advised Funds since 1999; Chairman
                 Age: 62                    1998 to  (Americas Region) of MLIM from 2000 to 2002;
                                            present  Executive Vice President of FAM and MLIM (which
                                                     terms as used herein include their corporate
                                                     predecessors) from 1983 to 2002; President of FAM
                                                     Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                     Director thereof from 1991 to 2002; Executive Vice
                                                     President and Director of Princeton Services, Inc.
                                                     ("Princeton Services") from 1993 to 2002; President
                                                     of Princeton Administrators, L.P. from 1989 to
                                                     2002; Director of Financial Data Services, Inc.
                                                     from 1985 to 2002.
               ---------------------------------------------------------------------------------------------------------------------
               *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                  FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment
                  Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton
                  Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the
                  Board of Directors.

====================================================================================================================================
        Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.        P.O. Box 9095  Director    1998 to  Professor Emeritus of Finance, School of Business,  44 Funds      None
Forbes           Princeton, NJ              present  State University of New York at Albany since 2000   49 Portfolios
                 08543-9095                          and Professor thereof from 1989 to 2000;
                 Age: 62                             International Consultant at the Urban Institute
                                                     from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.       P.O. Box 9095  Director    1998 to  Professor, Harvard Business School since 1989;      44 Funds      Unum
Montgomery       Princeton, NJ              present  Director, Unum Provident Corporation since 1990;    49 Portfolios Provident
                 08543-9095                          Director, Newell Rubbermaid, Inc. since 1995.                     Corporation;
                 Age: 51                                                                                               Newell Rub-
                                                                                                                       bermaid Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.       P.O. Box 9095  Director    1998 to  Self-employed financial consultant since 1990;      44 Funds      None
Reilly           Princeton, NJ              present  Partner of Small Cities Cable Television from 1986  49 Portfolios
                 08543-9095                          to 1997.
                 Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Kevin A. Ryan    P.O. Box 9095  Director    1998 to  Founder and Director Emeritus of The Boston         44 Funds      None
                 Princeton, NJ              present  University Center for the Advancement of            49 Portfolios
                 08543-9095                          Ethics and Character; Professor of Education at
                 Age: 70                             Boston University from 1982 to 1999; Professor
                                                     Emeritus thereof since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.        P.O. Box 9095  Director    2000 to  President, Middle East Institute from 1995 to 2001; 44 Funds      None
Suddarth         Princeton, NJ              present  Foreign Service Officer, United States Foreign      49 Portfolios
                 08543-9095                          Service, from 1961 to 1995; Career Minister from
                 Age: 67                             1989 to 1995; Deputy Inspector General, U.S.
                                                     Department of State from 1991 to 1994; U.S.
                                                     Ambassador to the Hashemite Kingdom of Jordan from
                                                     1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West  P.O. Box 9095  Director    1998 to  Dean Emeritus of New York University, Leonard N.    44 Funds      Bowne &
                 Princeton, NJ              present  Stern School of Business Administration since 1994. 49 Portfolios Co., Inc.;
                 08543-9095                                                                                            Vornado
                 Age: 65                                                                                               Realty Trust;
                                                                                                                       Vernado
                                                                                                                       Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------


22      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003

Officers and Directors (unaudited) (concluded)

                                                                                                         Number of
                                                                                                         Portfolios in Other Public
                                Position(s) Length                                                       Fund Complex  Directorships
                                Held        of Time                                                      Overseen by   Held by
Name             Address & Age  with Fund   Served   Principal Occupation(s) During Past 5 Years         Director      Director
====================================================================================================================================
        Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.        P.O. Box 9095  Director    2000 to  Self-employed financial consultant since 1994.      44 Funds      None
Zinbarg          Princeton, NJ              present                                                      49 Portfolios
                 08543-9095
                 Age: 68
                 -------------------------------------------------------------------------------------------------------------------
                 *  The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December
                    31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                                Position(s) Length
                                Held        of Time
Name             Address & Age  with Fund   Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke  P.O. Box 9011  Vice        1998 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
                 Princeton, NJ  President   present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
                 08543-9011     and         and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
                 Age: 43        Treasurer   1999 to
                                            present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.       P.O. Box 9011  Senior      2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob            Princeton, NJ  Vice        present  Management) of MLIM from 1997 to 2000.
                 08543-9011     President
                 Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.          P.O. Box 9011  Senior      2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo         Princeton, NJ  Vice        present  Management) of MLIM from 1998 to 2000.
                 08543-9011     President
                 Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Theodore R.      P.O. Box 9011  Vice        1998 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Jaeckel Jr.      Princeton, NJ  President   present  Vice President of MLIM from 1994 to 2000.
                 08543-9011
                 Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Brian D.         P.O. Box 9011  Secretary   2002 to  Vice President of MLIM since 2002; Attorney with Reed Smith from 2001 to 2002;
Stewart          Princeton, NJ              present  Attorney with Saul Ewing from 1999 to 2001.
                 08543-9011
                 Age: 34
                 -------------------------------------------------------------------------------------------------------------------
                 * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol

MUJ

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2003         23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                #HOLDNJ2 -- 7/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            MuniHoldings New Jersey Insured Fund, Inc.


            By: /s/ Terry K. Glenn
                ------------------------
                Terry K. Glenn,
                President of
                MuniHoldings New Jersey Insured Fund, Inc.

            Date: September 23, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


            By: /s/ Terry K. Glenn
                ------------------------
                Terry K. Glenn,
                President of
                MuniHoldings New Jersey Insured Fund, Inc.

            Date: September 23, 2003


            By: /s/ Donald C. Burke
                ------------------------
                Donald C. Burke,
                Chief Financial Officer of
                MuniHoldings New Jersey Insured Fund, Inc.

            Date: September 23, 2003

            Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.